UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2010

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Material Definitive Agreement

On October 18, 2010, the stockholders of Lawson Software, Inc. (the “Company”) voted to approve the Lawson Software, Inc. 2010 Stock Incentive Plan (the “2010 Plan”).  The 2010 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, stock unit awards and performance awards to employees, non-employee directors, consultants, advisors and independent contractors of the Company.  A maximum of 20 million shares of the Company’s common stock are reserved for issuance under the 2010 Plan, subject to adjustment for certain changes in the Company’s corporate structure or shares. Unless terminated earlier, the 2010 Plan will terminate on October 18, 2020.  This summary of the 2010 Plan is qualified in its entirety by reference to the full text of the 2010 Plan, which is included as Exhibit 10.1 and incorporated by reference herein.  A more detailed summary can also be found in the Company’s proxy statement for the 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on August 31, 2010.  Also included as Exhibits 10.2-10.7 are the forms of award agreements for stock options and restricted stock units under the 2010 Plan, which are incorporated by reference herein.

Effective October 18, 2010, the Board of Directors amended the 1996 Stock Incentive Plan and the 2001 Stock Incentive Plan so that no future awards or grants would be made under those plans (see Exhibits 10.8 and 10.9 referred to below).

Item 5.07.  Submission of Matters to a Vote of Security Holders

On October 18, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s corporate headquarters.  The Annual Meeting was held to consider and vote upon: (1) the election of nine directors to serve on the Company’s Board of Directors for the fiscal year ending May 31, 2011 and until their successors are elected or appointed; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2011; and (3) the approval of the 2010 Plan.

The results of the voting at the Annual Meeting were as follows:

(1)         Election of nine directors to serve on the Company’s Board of Directors for the fiscal year ending May 31, 2011 and until their successors are elected or appointed.  The following nominees were elected to the Board of Directors to serve a one year term:

	Votes	Votes	Broker
Nominee	For	Withheld	Non-Votes
Steven C. Chang	114,016,680	17,447,587	15,251,535
Harry Debes	113,997,990	17,466,277	15,251,535
Peter Gyenes	105,044,831	26,419,436	15,251,535
David R. Hubers	108,913,497	22,550,770	15,251,535
H. Richard Lawson	113,850,890	17,613,377	15,251,535
Michael A. Rocca	114,024,021	17,440,246	15,251,535
Robert A. Schriesheim	113,995,852	17,468,415	15,251,535
Dr. Romesh Wadhwani	111,673,612	19,790,655	15,251,535
Paul Wahl	113,465,012	17,999,255	15,251,535

(2)         Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2011 with 144,451,210 votes for, 2,253,461 votes against, and 11,131 votes abstaining.

(3)         Approval of the Lawson Software, Inc. 2010 Stock Incentive Plan with 107,128,677 votes for, 24,289,434 votes against, 46,156 votes abstaining, and 15,251,535 broker non-votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Lawson Software, Inc. 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on October 8, 2010).

10.2	Form of Award Agreement for stock options granted under the 2010 Plan (incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed on October 8, 2010).

10.3

Form of Award Agreement for nonqualified stock options granted under the 2010 Plan to non-employee directors (incorporated by reference to Exhibit 10.5 to the Company’s Form 10-Q filed on October 8, 2010).

10.4

Form of Award Agreement for stock options granted under the 2010 Plan (with 12 month exercise period after termination of employment) (incorporated by reference to Exhibit 10.6 to the Company’s Form 10-Q filed on October 8, 2010).

10.5	Form of Award Agreement for performance-based restricted stock units granted under the 2010 Plan (incorporated by reference to Exhibit 10.7 to the Company’s Form 10-Q filed on October 8, 2010).

10.6	Form of Award Agreement for time-based restricted stock units granted under the 2010 Plan (incorporated by reference to Exhibit 10.8 to the Company’s Form 10-Q filed on October 8, 2010).

10.7

Form of Award Agreement for restricted stock units granted under the 2010 Plan to non-employee directors (incorporated by reference to Exhibit 10.9 to the Company’s Form 10-Q filed on October 8, 2010).

10.8	Amendment to Lawson Software, Inc. 1996 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed on October 8, 2010).

10.9	Amendment to Lawson Software, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed on October 8, 2010).

99.1	Lawson Software, Inc. Press Release dated October 18, 2010 (filed herewith electronically).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: October 18, 2010	By:	/s/ Stefan B. Schulz

Stefan B. Schulz
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Lawson Software, Inc. 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on October 8, 2010).

10.2	Form of Award Agreement for stock options granted under the 2010 Plan (incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed on October 8, 2010).

10.3

Form of Award Agreement for nonqualified stock options granted under the 2010 Plan to non-employee directors (incorporated by reference to Exhibit 10.5 to the Company’s Form 10-Q filed on October 8, 2010).

10.4

Form of Award Agreement for stock options granted under the 2010 Plan (with 12 month exercise period after termination of employment) (incorporated by reference to Exhibit 10.6 to the Company’s Form 10-Q filed on October 8, 2010).

10.5	Form of Award Agreement for performance-based restricted stock units granted under the 2010 Plan (incorporated by reference to Exhibit 10.7 to the Company’s Form 10-Q filed on October 8, 2010).

10.6	Form of Award Agreement for time-based restricted stock units granted under the 2010 Plan (incorporated by reference to Exhibit 10.8 to the Company’s Form 10-Q filed on October 8, 2010).

10.7

Form of Award Agreement for restricted stock units granted under the 2010 Plan to non-employee directors (incorporated by reference to Exhibit 10.9 to the Company’s Form 10-Q filed on October 8, 2010).

10.8	Amendment to Lawson Software, Inc. 1996 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed on October 8, 2010).

10.9	Amendment to Lawson Software, Inc. 2001 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed on October 8, 2010).

99.1	Lawson Software, Inc. Press Release dated October 18, 2010 (filed herewith electronically).